VAN KAMPEN UNIT TRUSTS, SERIES 538

                      Strategic Small-Cap Portfolio 2006-1

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 29, 2005

         Notwithstanding anything to the contrary in the prospectus, Metals USA, Inc. was acquired in a cash transaction and the stock of such company is no longer included in the portfolio of Strategic Small-Cap Portfolio 2006-1.

Supplement Dated:  December 2, 2005